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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2005

                         The Allied Defense Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               001-11376                                04-2281015
        (Commission File Number)           (I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia              22182
     (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including area code (703) 847-5268

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On May 6, 2005, the Registrant issued the press release attached hereto as Exhibit 99 providing updated 2005 outlook from the CEO in a letter to shareholders.

Exhibits: 99 - Press Release dated May 6, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE ALLIED DEFENSE GROUP, INC.

                                      By: /s/  John G. Meyer, Jr.
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Date:    May 6, 2005                      John G. Meyer, Jr.,
                                          President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number      Description
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99.1                Press Release dated May 6, 2005